Exhibit 99.1

United States Bankruptcy Court

Southern District of Texas

Corpus Christi Division

Case Name:	Seahawk Drilling Inc., Debtor in Possession	(1) (2) (3) (7)	Petition Date:	2/11/2011

Case Number:	11-20089

Monthly Operating Report Summary for Month - May / Year 2011

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month (6) 4/30/2011	Month 5/31/2011	Month 5
Revenues	4,231,305	9,355,194	8,216,364	—
Income Before Interest, Taxes, Depr., Amort.	(7,035,345)	(2,797,229)	55,046,945	10,536,106
Net Income (Loss)	(7,175,571)	(3,617,185)	54,718,912	10,294,856
Payments to Insiders	(1,969,502)	(103,914)	(161,708)	(328,583)
Payments to Professionals	—	(75,000)	(3,932,727)	(1,695,250)

Total Disbursements	(14,207,890)	(9,936,438)	(30,251,975)	(12,921,160)

Circle One
	Required Insurance Maintained As of Signature Date	Exp Date	Are all accounts receivable being collected within terms?	Yes No (4)
Casualty	Yes ( X ) No ( )	6/30/2011	Are all post-petition liabilities, including taxes, being paid within terms?	Yes No
Liability	Yes ( X ) No ( )	6/30/2011	Have any pre-petition liabilities been paid?	Yes No

Vehicle Workers Other	Yes ( X ) No ( ) Yes ( X ) No ( ) Yes ( X ) No ( )	6/30/2011 6/30/2011 6/30/2011	If so, describe:	Only as approved in 1st day order and interim DIP order; taxing authorities, insurance, employee benefits / expense reports, Natixis bank group

Are all funds received being deposited into DIP bank accounts?	Yes No
Were any assets disposed of outside the normal course of business?	Yes No

If so, describe:	March: sale of Sonora assets; April: completed asset sale to Hercules (see footnote 6 below)

Are all U.S. Trustee Quarterly Fee Payments current?	Yes No (5)

What is the status of your Plan of Reorganization?	Filed Friday, May 20, 2011. Disclosure statement hearing is on July 7, 2011.

Attorney Name	Berry D. Spears	I certify under penalty of perjury that the following complete Monthly Operating Report (MOR) is true and correct.
Firm Name	Fulbright & Jaworski L.L.P.	/s/ James R. Easter	Title	President and CEO
Address	1301 McKinney	(Original Signature)
Suite 5100
City, State, ZIP	Houston, TX 77010	James R. Easter		7/8/2011
Telephone/Fax	713.651.5151	(Print Name of Signatory)		(Date)

(1)	The jointly administered Debtors are authorized to file monthly operating reports on a consolidated basis, and have disbursements broken down by case number on Exhibit A attached; the following entities are included in the joint administration: Seahawk Drilling, Inc., Seahawk Global Holdings, LLC, Seahawk Drilling Management, LLC, Seahawk Drilling, LLC, Seahawk Drilling USA, LLC, Seahawk Offshore Management, LLC, Energy Supply International, LLC, Seahawk Mexico Holdings, LLC.
(2)	By agreement with the US Trustee, the May MOR is to be filed by July 8, 2011.
(3)	Prepared according to GAAP, unless otherwise noted
(4)	Outstanding receivables were collected within the same time period consistent with our pre-filing experience. However, effective 4/27, all receivables were sold to Hercules Offshore, Inc., with the exception of those related to Great GulfCan.
(5)	Debtor believes as of July 7th, all payments are current and up to date
(6)	On April 27, 2011 the Debtors sold all drilling assets and related working capital assets to Hercules Offshore, Inc. under the court approved asset purchase agreement and received $25,000,012 cash and 22,321,425 shares of HERO stock. April period contains $59.2M gain resulting from the sale.
(7)	Effective in this MOR, the company has reclassified all rigs previously recorded as Assets Held for Sale to PP&E and reflected the change from the petition date.

Case Name:	Seahawk Drilling Inc., Et Al (4)

Case Number:	11-20089

Comparative Balance Sheets

Description	Filing Date*	Month 2/28/2011	Month 3/31/2011	Month (1) 4/30/2011	Month 5/31/2011	Month 5

ASSETS
Cash and Cash Equivalents	$4,071,237	$3,300,277	$2,658,364	$14,440,970	$15,289,873
Trade Receivables, net	17,987,928	16,798,437	16,271,656	—	—
Inventory	—	—	—	—	—
Deferred Income Taxes	—	—	—	—	—
Due from Pride	1,440,670	1,440,670	1,440,670	1,440,670	1,440,670
Insurance Claims	2,072,172	1,922,467	1,925,741	1,927,134	1,642,337
Other Current Assets	7,346,857	6,774,007	2,513,034	1,673,079	1,626,739
ST Investments (3)	—	—	—	126,785,694	139,508,906
Assets Held for Sale	14,550,000	14,550,000	14,898,691	—	—

Total Current Assets	47,468,864	44,785,858	39,708,156	146,267,546	159,508,525

Property, Plant & Equipment (Net)	76,157,375	75,751,036	75,081,771	2,311,788	2,263,296

Other Long Term Assets	—	—	—	—	—
Deferred Cost - Long Term Portion	—	—	—	—	—
Goodwill	—	—	—	—	—

Total Other Long Term Assets	—	—	—	—	—

TOTAL ASSETS	$123,626,240	$120,536,894	$114,789,927	$148,579,334	$161,771,820

LIABILITIES & SHAREHOLDERS EQUITY
Pre-petition Liabilities
Accounts Payable	12,660,585	9,756,143	9,440,014	425,129	399,567
Pride	17,181,355	17,224,790	17,224,790	17,224,790	17,224,790
Notes Payable - Secured	—	—	—	—	—
Priority Debt	—	—	—	—	—
Payoll Taxes	86,667	212,993	—	—	—
Unsecured Debt	—	—	—	—	—
Other	36,274,816	31,908,482	31,315,471	30,670,152	28,223,933

Total Pre-petition Liabilities	66,203,423	59,102,408	57,980,274	48,320,071	45,848,290
Post-petition Liabilities
Accounts Payable	—	358,387	748,671	641,622	1,857,556
Due to Pride	—	184,235	627,937	868,735	1,223,657
Accrued Expenses	—	7,103,468	8,568,763	9,550,416	4,865,407
Current Debt	17,900,000	20,726,911	18,114,402	5,750,000	14,250,000
Other Current Liabilities	—	701,772	0	0	0

Total Post-petition Liabilities	17,900,000	29,074,774	28,059,773	16,810,773	22,196,620

Total Current Liabilities	84,103,423	88,177,182	86,040,047	65,130,844	68,044,910

Pre-petition Long-Term Liabilities:
Long-Term Accruals and Provisions	2,119,421	2,128,165	2,144,110	2,123,809	2,139,239
Intercompany Accounts Payable (2)	359,108,881	359,112,603	359,104,011	359,104,011	359,072,145
Deferred Income Taxes - Long Term	—	—	—	—	—

Total Long Term Liabilities	361,228,302	361,240,768	361,248,121	361,227,819	361,211,384

TOTAL LIABILITIES	445,331,725	449,417,950	447,288,168	426,358,663	429,256,294

Total Shareholders Equity	(321,705,485)	(328,881,056)	(332,498,241)	(277,779,330)	(267,484,474)

TOTAL LIABILITIES & SHAREHOLDERS EQUITY	$123,626,240	$120,536,894	$114,789,927	$148,579,334	$161,771,820

*	Per Schedules and Statement of Affairs
(1)	April 22, 2011 was the claims bar date in the debtors cases, excluding governmental agencies. The debtors are now reconciling claims to those scheduled.
(2)	For non-governmental agnecies, claims bar date was April 22, 2011. Debtors expect to eliminate Intercompany payables. Will be reconciled and reported according to GAAP in subsequent months.
(3)	22.3 Million shares of Hercules stock at $5.68/share at market close on April 27, 2011. Stock was revalued in May at the May 31st closing price of $6.25/share.
(4)	Effective in this MOR, the company has reclassified all rigs previously recorded as Assets Held for Sale to PP&E and reflected the change from the petition date.

Case Name:	Seahawk Drilling Inc., Et Al (2)
Case Number:	11-20089

Schedule of Post-Petition Liabilities

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 5/31/2011	Month

Pre-Petition Liabilities:
Trade accounts payable	$9,756,143	$9,440,014	$425,129	$399,567
Due to pride	17,224,790	17,224,790	17,224,790	17,224,790
Short-term debt - secured	—	—	—	—
Accrued expenses and other current liabilities
Contingency claims	11,561,084	11,734,606	11,734,606	11,618,831
Payroll and benefits	—	—	—	—
Accrued medical insurance	4,688,454	4,214,381	3,671,518	3,172,844
Payroll taxes	212,993	—	—	—
Other taxes	25,000	25,000	25,000	25,000
Deferred mobilization revenue	86,667	—	—	—
Customer advances	—	—	—	—
Accrued rent	667,257	667,257	667,257	667,257
Accrued professional fees	49,005	2,845	—	—
Other accrued expenses	14,831,015	14,671,381	14,571,771	12,740,000

Total accrued expenses and other current liabilities	32,121,475	31,315,471	30,670,152	28,223,933
Long-term accruals and provisions	2,128,165	2,144,110	2,123,809	2,139,239
Intercompany accounts payable (1)	359,112,603	359,104,011	359,104,011	359,072,145

Total Pre-Petition Liabilities	420,343,176	419,228,395	409,547,890	407,059,674

Post-Petition Liabilities:
Trade Accounts Payable	358,387	748,671	641,622	1,857,556
Due to Pride	184,235	627,937	868,735	1,223,657
Short-term debt	20,726,911	18,114,402	5,750,000	14,383,205
Accrued expenses and other current liabilities
Contingency claims	—	34,433	32,863	147,067
Payroll and benefits	630,030	998,717	842,918	64,235
Accrued medical insurance	—	—	—	—
Payroll taxes	567,905	659,101	795,854	720,169
Other taxes	95,911	120,911	295,911	295,911
Deferred mobilization revenue	256,806	—	—	—
Customer advances	358,300	—	—	—
Accrued rent	—	23,009	46,017	69,026
Accrued professional fees	1,053,705	1,141,301	2,760,036	1,028,539
Other accrued expenses	4,842,583	5,591,291	4,776,817	2,407,255

Total accrued expenses and other current liabilities	7,805,240	8,568,763	9,550,416	4,732,202
Long-term accruals and provisions	—	—	—	—
Intercompany accounts payable	—	—	—	—

Total Post-Petition Liabilities	$29,074,774	$28,059,773	$16,810,773	$22,196,621

(1)	Claims bar date was April 22, 2011 for non-governmental agencies. Expect to eliminate Intercompany payable. Will be reconciledand reported according to GAAP in subsequent months.
(2)	Effective in this MOR, the company has reclassified all rigs previously recorded as Assets Held for Sale to PP&E and reflected the change from the petition date.

Case Name:	Seahawk Drilling Inc., Et Al

Case Number:	11-20089

Aging of Post-Petition Liabilities as of May 31, 2011

Days	Total	Trade Accounts	Federal Taxes	State Taxes	Ad Valorem, Other Taxes
0-30	1,891,990	1,161,890	730,100	—	—
31-60	504,896	339,827	—	(9,931)	175,000
61-90	347,600	307,600	—	—	40,000
91+	129,150	48,239	—	—	80,911

TOTAL SEAHAWK	2,873,636	1,857,556	730,100	(9,931)	295,911

Aging of Accounts Receivable

Month	Month 2/28/2011	Month 3/31/2011	Month 4/30/2011	Month 5/31/2011	Month 5
0-30	13,302,498	12,019,703	—	—	—
31-60	3,249,761	4,349,870	—	—	—
61-90	292,314	3,001	—	—	—
91+	(46,136)	(100,919)	—	—	—

TOTAL SEAHAWK	16,798,437	16,271,656	—	—	—

Case Name:	Seahawk Drilling Inc., Et Al (3)
Case Number:	11-20089

Statement of Income (Loss)

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month (1) 4/30/2011	Month 5/31/2011	Month 5	Filing to Date

Operating Revenue	4,267,470	8,609,672	7,975,567	—		20,852,709
Mob/Demob/Reimbursable Revenue	(36,165)	745,522	240,797	—		950,153

Total Revenues	4,231,305	9,355,194	8,216,364	—		21,802,863

Costs and Expenses
Operating Costs
Wages & Burden (2)	1,359,019	3,385,738	3,653,911	(333,236)		8,065,433
Repairs & Maintenance / Supplies	337,772	620,916	473,727	—		1,432,414
Rental Expenses	168,731	(58,929)	183,140	—		292,942
Other Operating Costs	738,915	1,217,365	2,306,847	—		4,263,126
Mob/Demob/Reimbursable Expense	253,764	561,216	(50,166)	—		764,813
Other Direct Costs	619,881	2,760,362	136,664	35,766		3,552,673

Total Operating Costs	3,478,080	8,486,668	6,704,122	(297,470)		18,371,401

Depreciation & Amortization	406,340	669,265	151,954	48,492		1,276,051
General & Administrative	7,261,188	2,616,530	5,626,770	2,175,843		17,680,331
(Gain) Loss on Sale of Fixed Assets	—	—	(59,233,909)	29,800		(59,204,109)
Impairment of Fixed Assets	—	—	(200,018)	—		(200,018)

Operating Income (Loss)	(6,914,303)	(2,417,269)	55,167,444	(1,956,665)		43,879,207

Other Income (Expense)
Interest Income (Expense)	(131,481)	(804,012)	(312,603)	(257,686)		(1,505,782)
Other Income (Expense)	(121,042)	(379,960)	(120,499)	12,492,771		11,871,270

Income Before Income Taxes	(7,166,827)	(3,601,240)	54,734,342	10,278,420		54,244,695

Income Tax Expense (Benefit)	8,744	15,945	15,430	(16,435)		23,684

Income (Loss) from Continuing Operations	(7,175,571)	(3,617,185)	54,718,912	10,294,856		54,221,012

(1)	On April 27, 2011 the Debtors sold all drilling assets and related working capital assets to Hercules Offshore, Inc. under the court approved asset purchase agreement and received $25,000,012 cash and 22,321,425 shares
(2)	Credit relates to payroll being overaccrued in April with the corrections flowing through in May
(3)	Effective in this MOR, the company has reclassified all rigs previously recorded as Assets Held for Sale to PP&E and reflected the change from the petition date.

Case Name:	Seahawk Drilling Inc., Et Al

Case Number:	11-20089

Statement of Cash Flows

Description	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 5/31/2011	Month 5

Beginning Cash Balance	4,071,237	3,300,277	2,658,364	14,440,970

Contract Drilling	6,035,902	9,180,203	10,852,454	4,952,768 (1)
Other	813,007	114,322	25,031,987	317,294

Total Cash Receipts	6,848,909	9,294,525	35,884,441	5,270,062	—

Operating Expenses	(1,022,663)	(2,829,125)	(2,791,900)	(1,227,027)
Payroll	(2,298,422)	(4,030,567)	(3,174,576)	(1,190,403)
Insurance	(3,520,032)	—	—
AR Collections remitted to Hercules	—	—	—	(6,930,633)
Ordinary Course Professionals	—	—	—
Rent	—	—	—
G&A and Other	—	—	—

Total Cash Disbursements	(6,841,117)	(6,859,692)	(5,966,476)	(9,348,063)	—

Net Cash Flow From Operations	7,792	2,434,833	29,917,965	(4,078,001)	—

Restructuring Related
CIC and LTIP Payments	(2,305,217)	—	(68,461)	(1,877,846)
Restructuring Professionals	—	(75,000)	(3,932,727)	(1,695,250)
U.S. Trustee	—	—	—

Total Restructuring Related	(2,305,217)	(75,000)	(4,001,188)	(3,573,096)	—

Financing Fees
Natixis Facility Repayment	(17,900,000)	—	—
DIP Fees	—	—	(1,577,465)
DIP Interest	—	(389,237)	(192,203)
DIP Borrowings (Repayment) (2)	19,426,465	(2,612,509)	(12,364,503)	8,500,000

Total Financing Payments / Borrowing	1,526,465	(3,001,746)	(14,134,171)	8,500,000	—

Ending Cash Balance	3,300,277	2,658,364	14,440,970	15,289,873	—

(1)	Although all rig assets and accounts receivable have been sold, customers have continued to remit payment to Seahawk Drilling, Inc. The payments are subsequently forwarded to Hercules, who now own those receivables.
(2)	DE Shaw DIP loan was repaid ($18.1M) during April and received $5.8M under the new Hayman DIP agreement. Received an additional $8.5M in May from Hayman.

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Cash Account Reconciliation - Month of 5/1/11 - 5/31/11

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g. salary, commission, bonus, etc.) (Attach additional pages as necessary).

Bank Name Account Number Account Type	30647841 SDI	Checking 38749957 SDI	38749965 SDI	30803656 SH Drlg LLC	Checkng 38751256 SH Drlg LLC	38751264 SH Drlg LLC	30648414 SH Drlg LLC	30806072 ESI	Checking 38803853 ESI
Bank Balance	7,806,374	0	0	0	0	0	0	0	0
Deposit in Transit	0	0	0	0	0	0	0	0	0
Outstanding Checks	0	(243,774)	0	0	(56,220)	0	0	0	(31,898)
Adjustment Bank Balance	0	0	(2,500)	0	0	0	0	0	(625)
Beginning Cash - Per Books	7,806,374	(243,774)	(2,500)	0	(56,220)	0	0	0	(32,523)
Receipts*	5,270,062	0	0	0	0	0	0	0	0
Intercompany	0	0	0	0	0	0	0	0	0
Transfers Between Accounts	(4,383,564)	1,076,627	0	0	178,804	0	0	0	31,898
— DIP Financing	8,500,000	0	0	0	0	0	0	0	0
— Checks / Other Disbursements	(7,551,056)	(2,159,040)	0	0	(124,536)	0	0	0	0
— Adjustment	0	(9,693)	2,500	0	0	0	0	0	625
Sub-Total Disbursements	948,944	(2,168,733)	2,500	0	(124,536)	0	0	0	625

Ending Cash - Per Books *	9,641,816	(1,335,880)	0	0	(1,952)	0	0	0	0

Bank Name Account Number Account Type	30765063 SDM	38751248 SDM	30806099 SDM	Checking 38803845 SDM	Encore 303093849 SH Mx Holdings	Encore 30327498 SDI	Total
Bank Balance	0	0	0	0	0	6,988,036	14,794,410
Deposit in Transit	0	0	0	0	0	0	0
Outstanding Checks	0	0	0	(18,423)	0	0	(350,315)
Adjustment Bank Balance	0	0	0	0	0	0	(3,125)
Beginning Cash - Per Books	0	0	0	(18,423)	0	6,988,036	14,440,970
Receipts*	0	0	0	0	0	0	5,270,062
Intercompany	0	0	0	0	0	0	0
Transfers Between Accounts	2,368,407	0	699,841	27,988	0	0	1
— DIP Financing	0	0	0	0	0	0	8,500,000
— Checks / Other Disbursements	(2,368,407)	0	(699,841)	(11,598)	0	(114)	(12,914,592)
— Adjustment	0	0	0	0	0	0	(6,568)
Sub-Total Disbursements	(2,368,407)	0	(699,841)	(11,598)	0	(114)	(4,421,160)

Ending Cash - Per Books *	0	0	0	(2,033)	0	6,987,922	15,289,873

*	Numbers should balance (match) Total Receipts and Total Disbursement lines on MOR 7.

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Payments to Insiders and Professionals

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g. salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME / COMP TYPE		Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 5/31/2011	Month 5
1.	Randall D. Stilley / Salaries & Wages	24,128	48,256	48,256	24,128
	Randall D. Stilley / Restricted Stock Vesting, Non-cash	740,889	—	—	—
	Randall D. Stilley / Expense Reimbursement	9,948	—	4,479	662
2.	William C. Hoffman / Salaries & Wages	15,432	30,865	30,865	15,432
	William C. Hoffman / Restricted Stock Vesting, Non-cash	445,084	—	—	—
3.	Alejandro Cestero / Salaries & Wages	5,499	—	—	—
	Alejandro Cestero / PTO Payout	2,909	—	—	—
	Alejandro Cestero / Restricted Stock Vesting, Non-cash	179,053	—	—	—
	Alejandro Cestero / Expense Reimbursement	40	—	—	—
4.	Raymond Gonzales / Salaries & Wages	4,855	—	—	—
	Raymond Gonzales / PTO Payout	1,831	—	—	—
	Raymond Gonzales / Restricted Stock Vesting, Non-cash	46,500	—	—	—
5.	James R. Easter / Salaries & Wages	12,397	24,794	24,794	24,794
	James R. Easter / Restricted Stock Vesting, Non-cash	116,241	—	—	—
	James R. Easter / Expense Reimbursement	120	—	1,082	2,489
6.	Robert E. Moore / Salaries & Wages	5,048	—	—	—
	Robert E. Moore / PTO Payout	2,654	—	—	—
	Robert E. Moore / Restricted Stock Vesting, Non-cash	69,750	—	—	—
7.	Stephen Snider / Board of Directors Restricted Stock Vesting, Non-cash	78,101	—	—
8.	Franklin F. Myers / Board of Directors Restricted Stock Vesting, Non-cash	52,401	—	—	—
	Franklin F. Myers / Salaries & Wages	—	—	17,411	12,500
9.	Ed P. Segner III / Board of Directors Restricted Stock Vesting, Non-cash	25,910	—	—	—
	Ed P. Segner III / Salaries & Wages	—	—	17,411	12,500
10.	Mark E. Baldwin / Board of Directors Restricted Stock Vesting, Non-cash	25,910	—	—	—
11.	Richard J. Alario / Board of Directors Restricted Stock Vesting, Non-cash	52,401	—	—	—
12.	John T. Nesser III / Board of Directors Restricted Stock Vesting, Non-cash	52,401	—	—	—
	John T. Nesser / Salaries & Wages	—	—	17,411	12,500
13.	Martha R. Vance / Salaries & Wages	—	—	—	110,260
14.	Mark D. Denny / Salries & Wages (1)	—	—	—	113,318

TOTAL INSIDERS		1,969,502	103,914	161,708	328,583

PROFESSIONALS		Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 5/31/2011	Month 5
1. Simmons & Co.			75,000	2,197,250
2 Alvarez & Marsal				500,000
3 Fulbright & Jaworski				487,268	637,651
4 Akin Gump				96,021	650,745
5 Heller, Draper, Hayden, Patrick & Horn, LLC				150,087	—
6 Jones Day				120,000	45,000
7 Vinson & Elkins LLP				329,672	6,417
8 Jordan, Hyden, Womble, Culbreth & Holzer, PC				52,429	16,626
9. Kurtzman Carson Consultants LLC					224,806
10. Duff & Phelps Securities, LLC					114,004

TOTAL PROFESSIONALS		—	75,000	3,932,727	1,695,250	—

(1)	Mark Denny was VP from May 2, 2011 through June 14, 2011.

Case Name:	Seahawk Drilling Inc., Et Al
Case Number:	11-20089

Exhibit A - Disbursements

Entity	Case No.	Month 2/12/11 to 2/28/11	Month 3/31/2011	Month 4/30/2011	Month 5/31/2011	Month 5
SEAHAWK DRILLING LLC	11-20088	(25,679)	(238,901)	(893,963)	(131,215)
SEAHAWK DRILLING INC.	11-20089	(9,647,089)	(5,882,454)	(25,044,627)	(9,710,098)
SEAHAWK MEXICO HOLDINGS LLC	11-20090
SEAHAWK DRILLING MANAGEMENT LLC	11-20091	(3,265,300)	(528,580)	(605,006)	(2,371,654)
SEAHAWK OFFSHORE MANAGEMENT LLC	11-20092	(1,269,822)	(3,149,377)	(3,041,015)	(708,193)
ENERGY SUPPLY INTERNATIONAL LLC	11-20093		(137,126)	(667,365)
SEAHAWK GLOBAL HOLDINGS LLC	11-20094
SEAHAWK DRILLING USA LLC	11-20095

Total Disbursements (same as MOR-1 disbursements)		(14,207,890)	(9,936,438)	(30,251,975)	(12,921,160)	—